UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05445
Name of Registrant:	Vanguard Fenway Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2012 – March 31, 2013
Item 1: Reports to Shareholders

Semiannual Report | March 31, 2013

Vanguard Equity Income Fund

> For the six months ended March 31, 2013, Investor Shares of Vanguard Equity

Income Fund returned 11.35%.

> The fund surpassed the 10.66% return of its benchmark index and the 10.86%

average return of its peers.

> The advisors’ stock selections in information technology, materials, and consumer discretionary helped the fund’s relative performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangements.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended March 31, 2013
Total
Returns
Vanguard Equity Income Fund
Investor Shares	11.35%
Admiral™ Shares	11.43
FTSE High Dividend Yield Index	10.66
Equity Income Funds Average	10.86
Equity Income Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2012, Through March 31, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Equity Income Fund
Investor Shares	$24.31	$26.70	$0.350	$0.000
Admiral Shares	50.94	55.96	0.759	0.000

1

Chairman’s Letter

Dear Shareholder,

Investor Shares of Vanguard Equity Income Fund returned 11.35% for the six months ended March 31, 2013, ahead of the 10.66% posted by the fund's benchmark index and the 10.86% average return of its peers.

The fund’s results were buoyed by a rallying U.S. stock market, especially the surge in value stocks compared with growth stocks. The complementary investment strategies of the fund’s two advisors, Wellington Management Company and Vanguard Equity Investment Group, provided an extra boost.

The advisors’ stock selections in the information technology, materials, and consumer discretionary sectors helped the fund outpace its benchmark. But their choices in energy were a drag on relative returns.

At the end of the period, the fund’s Investor Shares had a 30-day SEC yield of 2.73%, about 1 percentage point higher than that of the broad U.S. stock market, as measured by the Vanguard Total Stock Market Index Fund.

The latest reporting period for Vanguard Equity Income Fund marks a milestone: twenty-five years (and a few days) of operations. During that time, the fund has remained true to its mandate of focusing solely on high dividend-paying stocks, a unique positioning compared with the strategies of many of its peers.

2

Global equity markets delivered a powerful rally

Amid an ebullient market for U.S. stocks—the Standard & Poor’s 500 Index closed at a record high on the period’s final business day—global stocks advanced for the fifth straight month to finish the half year ended March 31 with impressive gains. World financial markets in recent months shrugged off the U.S. “fiscal cliff” crisis, the unsettled Italian national elections, and a controversial bailout package for Cyprus.

Peter Westaway, Vanguard’s chief European economist, said that the latest developments in Europe had been “rather bad,” but that the market had for the most part already priced in these events. “As always,” he said, “we think investors should assess their portfolios carefully and avoid making impulsive moves.”

U.S. equities returned more than 11% as the economic recovery kept slowly building momentum; the housing market rebounded further, and the labor market improved. International equities were up more than 9%. Returns were about 16% in the developed markets of the Pacific region, where Japan’s accommodative monetary policy has helped spark the nation’s stock market, and nearly 10% in Europe. Emerging markets stocks rose about 4%.

Market Barometer

	Total Returns
	Periods Ended March 31, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	11.10%	14.43%	6.15%
Russell 2000 Index (Small-caps)	14.48	16.30	8.24
Russell 3000 Index (Broad U.S. market)	11.35	14.56	6.32
MSCI All Country World Index ex USA (International)	9.20	8.36	-0.39

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.09%	3.77%	5.47%
Barclays Municipal Bond Index (Broad tax-exempt market)	0.96	5.25	6.10
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.30

CPI
Consumer Price Index	0.59%	1.47%	1.74%

3

Bond returns barely budged as yields lingered near lows

The broad U.S. taxable bond market scraped out a minuscule gain of 0.09% for the half year as U.S. Treasury yields remained just slightly above their all-time lows. Although the yield of the benchmark 10-year Treasury note increased during the six months and topped 2.00% at various times, it closed the period at about 1.85%. (Bond prices and yields move in opposite directions.)

Municipal bonds returned almost 1% for the six months despite price declines in March. And returns of money market funds and savings accounts barely registered as short-term interest rates remained between 0% and 0.25%, under the Federal Reserve’s four-year-old policy.

Robert Auwaerter, head of Vanguard’s Fixed Income Group, doesn’t anticipate abrupt policy changes from the central bank. “We don’t see the Fed changing course in the near term,” he said, “and when the Fed does, we expect it’ll go slowly so as not to undo the efforts made to keep interest rates low and to stimulate the economy.”

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Equity Income Fund	0.30%	0.21%	1.27%

The fund expense ratios shown are from the prospectus dated January 25, 2013, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2013, the fund’s annualized expense ratios were 0.30% for Investor Shares and 0.21% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Equity Income Funds.

4

Technology and materials stocks helped fund outpace the benchmark

The fund’s advisors search for stocks of high-quality companies with the potential for sustainable dividend payments and capital appreciation. To do so, the advisors use independent but complementary methodologies: Wellington Management Company engages in deep-research, fundamental stock analysis, while Vanguard Equity Investment Group relies on computer models to analyze key company and stock valuation factors.

The advisors’ stock selections in the financials, industrials, and consumer staples sectors accounted for about half of the fund’s return. Their information technology, materials, and consumer discretionary selections gave the fund an edge over its benchmark, the FTSE High Dividend Yield Index. These included semiconductor, computer services, and computer storage and peripherals businesses in technology, and chemicals, paper products, and metals and mining stocks in materials. In consumer discretionary, home improvement retailer Lowe’s drove the outperformance.

The energy sector lagged its benchmark counterpart (as did health care to a lesser degree). Strong returns among refining and marketing company stocks were offset by weaker results from integrated oil giants.

Low cost and talent drive successful active management

Investors sometimes ask whether it’s a contradiction that Vanguard, a champion of index investing, offers actively managed mutual funds. To understand how active funds fit into our philosophy, consider for a moment why indexing has proved its mettle: It’s a low-cost way to build a diversified portfolio that lets you keep more of your fund’s returns. Because index funds seek to track the overall market or a segment of it, they typically cost much less to run than funds that are actively managed in an effort to outperform the market. And the less you pay for a fund, the more of its returns come back to you.

The same principle—low cost—drives our approach to active funds. The other essential ingredient is talent. Some wonder how we can afford to hire top active managers when we place such importance on keeping investing costs low. The answer lies in five key characteristics of Vanguard’s structure and culture—our mutual ownership, our large scale, performance incentives aligned with

5

investors’ interests, a long-term perspective, and a rigorous oversight process, which I lead. (You can read more about our approach in The Case for Vanguard Active Management: Solving the Low-Cost/Top-Talent Paradox? at vanguard.com/research.)

These enduring advantages don’t guarantee outperformance, of course. Even in those cases where an active stock fund outperforms over long periods, it doesn’t necessarily mean that investors earned more than the index results every year—or even every decade. And investors have no way of knowing beforehand which funds will outperform.

But for those willing to accept the greater risks that come with active investing, we believe Vanguard’s combination of talented advisors and low costs can improve the odds.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 17, 2012

6

Advisors’ Report

For the six months ended March 31, Vanguard Equity Income Fund returned about 11%, reflecting the combined results of your fund’s two independent investment advisors. The use of two advisors provides exposure to distinct yet complementary investment approaches, enhancing the diversification of your fund. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of the fund’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. These comments were prepared on April 11, 2013.

Wellington Management Company, llp

Portfolio Manager:

W. Michael Reckmeyer, III, CFA,
Senior Vice President
and Equity Portfolio Manager

The U.S. economy continues to expand, with the recovery in its fourth year. Although higher taxes are expected to dampen growth over the first half of 2013, we think growth should accelerate later in the year. Key drivers are the rebound in housing and auto sales, the resurgence in manufacturing, and increased energy spending driven by oil shale. Also, rising

Vanguard Equity Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	62	7,196	A fundamental approach to seeking desirable stocks.
Company, LLP			Our selections typically offer above-average dividend
			yields, below-average valuations, and the potential for
			dividend increases in the future.
Vanguard Equity Investment	34	3,884	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings-quality of companies as compared with
			their peers.
Cash Investments	4	452	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

7

home prices and strong stock markets are boosting consumers’ wealth, and that should further spur spending. The Federal Reserve is maintaining its easy-money policy through quantitative easing. That policy is supporting the equity markets, though some fear repercussions when the policy is eventually unwound. Federal deficits remain a structural issue even as faster growth and the automatic federal budget cuts known as the sequester have helped mitigate near-term concerns.

The European economy remains in recession; we had expected it to start recovering in 2013, but that looks less likely. Austerity measures enacted to control deficits are impeding growth, and overleveraged banks are shrinking their balance sheets in an effort to boost capital, further hindering economic activity. The recent collapse of the Cyprus banking system highlights that economic stress in Europe remains significant, and further dislocations cannot be ruled out.

Japan is trying aggressively to speed growth by expanding quantitative easing, accelerating spending, and reducing regulation. This has boosted the Nikkei and weakened the yen, providing the framework for growth to improve.

China’s economy is growing moderately. Its government is still trying to dampen real estate speculation and create a more balanced economy.

Among significant purchases made during the period were new positions in Kraft Foods, advertising and public relations company WPP Group, Time Warner Cable, and Texas Instruments. We sold our holdings in Home Depot, global snack company Mondelez - International, and security companies Tyco and ADT as they reached our target prices.

Vanguard Equity Investment Group

Portfolio Managers:
James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

For the half year ended March 31, 2013, the Equity Income Fund returned a robust 11.35% for Investor Shares, outpacing its benchmark, the FTSE High Dividend Yield Index, by more than half a percentage point. Although U.S. equities in general produced above-average returns for the six months, income-oriented stocks lagged the broad market (as measured by the Russell 3000 Index) by more than half a percentage point. Globally, the United States and other developed markets were the place to be, posting returns over 11%, while emerging markets rose less than 4%. Within the equity-income benchmark, all ten industry sectors generated positive returns. Results were best among financial, health care, and consumer discretionary companies; telecommunications and information technology lagged.

8

Returns for the two quarters that constituted the six-month period were strikingly different. In the last quarter of 2012, the income-oriented FTSE High Dividend Index declined about 1% as investors reacted to the presidential election and the costly damage from Hurricane Sandy and contemplated the potential repercussions of the pending “fiscal cliff.” Fortunately, Congress and President Barack Obama reached an agreement on the cusp of the new year, averting the cliff and certain tax increases that probably would have put the anemic recovery at risk. Investor fears seemed to abate and new money came into the U.S. equity market, helping to push up income-oriented stocks almost 12% for the first quarter of 2013.

Over the six-month period, volatility in equity returns declined relative to most of calendar 2012—a year when volatility was largely driven by global macroeconomic events including lackluster growth, European and U.S. central bank actions, and the “fiscal cliff” debate.

Although the United States is certainly not problem-free, our modest recovery is expected to continue. Corporate balance sheets remain strong, market liquidity is ample, housing data keep improving, and unemployment statistics are moving in the right direction, albeit at a snail’s pace.

For the six months, the five-component model we use to select stocks had mixed success in distinguishing outperformers from underperformers within each industry group. The sentiment, quality, and valuation components contributed to performance, while the growth and management decisions components detracted. Among the ten sectors, our stock selections were positive in six, negative in three, and neutral in one. Selections within materials, technology, and consumer discretionary helped relative returns the most. In materials, LyondellBasell Industries and Huntsman were the top contributors. Computer Sciences Corp. and Seagate Technology led in information technology, as H&R Block and Cooper Tire & Rubber did in consumer discretionary.

Our selections in industrials and financials, however, detracted from relative performance, mostly because we either did not own or underweighted companies such as United Technologies and Emerson Electric in industrials and, in financials, BlackRock and Prudential Financial. Results were also hurt by overweight allocations to industrial companies Pitney Bowes and Lockheed Martin and financial companies Aflac and BB&T, which did not perform as expected.

9

Equity Income Fund

Fund Profile
As of March 31, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VEIPX	VEIRX
Expense Ratio[1]	0.30%	0.21%
30-Day SEC Yield	2.73%	2.82%

Portfolio Characteristics
			DJ U.S.
		FTSE High	Total
		Dividend	Market
		Yield	FA
	Fund	Index	Index
Number of Stocks	157	392	3,586
Median Market Cap	$82.4B	$109.9B	$40.0B
Price/Earnings Ratio	15.1x	15.7x	18.1x
Price/Book Ratio	2.3x	2.4x	2.3x
Return on Equity	18.4%	19.0%	16.6%
Earnings Growth Rate	5.6%	4.0%	9.6%
Dividend Yield	3.2%	3.3%	2.0%
Foreign Holdings	7.6%	0.0%	0.0%
Turnover Rate
(Annualized)	33%	—	—
Short-Term Reserves	1.1%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
		FTSE High	Total
		Dividend	Market
		Yield	FA
	Fund	Index	Index
Consumer Discretionary	7.4%	6.1%	12.4%
Consumer Staples	14.5	19.7	9.5
Energy	12.5	12.8	10.1
Financials	14.3	10.4	17.3
Health Care	13.3	13.1	12.2
Industrials	13.6	12.6	11.1
Information Technology	9.8	7.9	17.4
Materials	3.7	4.0	3.8
Telecommunication
Services	4.1	5.3	2.6
Utilities	6.8	8.1	3.6

Volatility Measures
		DJ U.S.
	FTSE High	Total
	Dividend	Market
	Yield	FA
	Index	Index
R-Squared	0.99	0.93
Beta	1.00	0.79
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	4.1%
Johnson & Johnson	Pharmaceuticals	3.9
Chevron Corp.	Integrated Oil & Gas	3.9
Pfizer Inc.	Pharmaceuticals	2.9
AT&T Inc.	Integrated
	Telecommunication
	Services	2.8
JPMorgan Chase & Co.	Diversified Financial
	Services	2.8
Merck & Co. Inc.	Pharmaceuticals	2.8
General Electric Co.	Industrial
	Conglomerates	2.7
Wells Fargo & Co.	Diversified Banks	2.5
Philip Morris
International Inc.	Tobacco	2.3
Top Ten		30.7%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 25, 2013, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2013, the annualized expense ratios were 0.30% for Investor Shares and 0.21% for Admiral Shares.

10

Equity Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2002, Through March 31, 2013

For a benchmark description, see the Glossary.
Note: For 2013, performance data reflect the six months ended March 31, 2013.

Average Annual Total Returns: Periods Ended March 31, 2013

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	3/21/1988	16.51%	6.99%	9.95%
Admiral Shares	8/13/2001	16.62	7.10	10.07

See Financial Highlights for dividend and capital gains information.

11

Equity Income Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (95.6%)[1]
Consumer Discretionary (6.9%)
Lowe's Cos. Inc.	5,051,310	191,546
Time Warner Cable Inc.	1,048,900	100,757
McDonald's Corp.	942,915	93,999
WPP plc	4,868,754	77,808
Mattel Inc.	1,711,850	74,962
Thomson Reuters Corp.	2,008,500	65,236
Kohl's Corp.	490,900	22,645
Gannett Co. Inc.	1,033,000	22,592
Home Depot Inc.	309,800	21,618
Brinker International Inc.	568,400	21,400
Darden Restaurants Inc.	373,400	19,297
H&R Block Inc.	601,800	17,705
Foot Locker Inc.	481,200	16,476
Cooper Tire & Rubber Co.	589,500	15,126
Ford Motor Co.	582,600	7,661
Time Warner Inc.	124,500	7,174
American Eagle
Outfitters Inc.	377,100	7,052
Whirlpool Corp.	44,800	5,307
Carnival Corp.	143,400	4,919
Leggett & Platt Inc.	70,000	2,365
		795,645
Consumer Staples (14.0%)
Philip Morris
International Inc.	2,870,495	266,123
Procter & Gamble Co.	2,361,090	181,946
General Mills Inc.	2,994,700	147,669
PepsiCo Inc.	1,836,130	145,256
Kraft Foods Group Inc.	2,582,509	133,077
Unilever NV	3,155,340	129,369
Altria Group Inc.	2,965,445	101,982
Sysco Corp.	2,701,660	95,017
Wal-Mart Stores Inc.	1,265,892	94,727
Coca-Cola Co.	1,955,964	79,099
Kimberly-Clark Corp.	518,258	50,779
Imperial Tobacco
Group plc	843,742	29,510

	Reynolds American Inc.	602,400	26,801
	Clorox Co.	280,400	24,824
	Safeway Inc.	925,900	24,397
	ConAgra Foods Inc.	579,000	20,734
	British American
	Tobacco plc	364,246	19,532
	Walgreen Co.	322,300	15,367
	JM Smucker Co.	145,300	14,408
	HJ Heinz Co.	164,800	11,910
			1,612,527
Energy (11.9%)
	Exxon Mobil Corp.	5,249,730	473,053
	Chevron Corp.	3,738,910	444,257
	ConocoPhillips	2,221,690	133,524
	Royal Dutch Shell plc
	Class B	3,621,773	120,443
	Occidental Petroleum
	Corp.	1,277,500	100,118
	BP plc ADR	1,354,300	57,355
	Valero Energy Corp.	496,200	22,572
	Marathon Petroleum Corp.	231,600	20,751
			1,372,073
Exchange-Traded Funds (0.7%)
2	Vanguard Value ETF	963,400	63,199
2	Vanguard High Dividend
	Yield ETF	375,000	20,554
			83,753
Financials (13.5%)
	JPMorgan Chase & Co.	6,785,790	322,054
	Wells Fargo & Co.	7,769,280	287,386
	Marsh & McLennan
	Cos. Inc.	5,546,420	210,598
	BlackRock Inc.	506,290	130,056
	ACE Ltd.	1,166,730	103,804
	PNC Financial Services
	Group Inc.	1,361,692	90,552
	Chubb Corp.	1,013,680	88,727
	M&T Bank Corp.	767,100	79,134
	Swiss Re AG	717,906	58,468

12

Equity Income Fund

		Market
		Value
	Shares	($000)
Aflac Inc.	545,700	28,387
Fifth Third Bancorp	1,661,200	27,094
Huntington Bancshares
Inc.	3,125,000	23,094
Allstate Corp.	457,400	22,445
PartnerRe Ltd.	237,900	22,151
Bank of New York
Mellon Corp.	759,400	21,256
Axis Capital Holdings Ltd.	319,400	13,293
BB&T Corp.	381,600	11,978
SLM Corp.	552,100	11,307
Capitol Federal Financial
Inc.	82,700	998
		1,552,782
Health Care (12.6%)
Johnson & Johnson	5,498,105	448,260
Pfizer Inc.	11,448,777	330,412
Merck & Co. Inc.	7,179,704	317,558
Roche Holding AG	580,037	135,220
AbbVie Inc.	1,414,200	57,671
Eli Lilly & Co.	936,649	53,192
Bristol-Myers Squibb Co.	950,832	39,165
AstraZeneca plc ADR	609,989	30,487
Becton Dickinson and Co.	233,400	22,315
Abbott Laboratories	437,700	15,460
Medtronic Inc.	129,100	6,063
Baxter International Inc.	45,700	3,320
		1,459,123
Industrials (13.0%)
General Electric Co.	13,605,192	314,552
3M Co.	1,895,800	201,542
United Technologies
Corp.	2,028,800	189,551
Eaton Corp. plc	2,376,160	145,540
Illinois Tool Works Inc.	1,964,650	119,726
United Parcel Service Inc.
Class B	1,380,000	118,542
Stanley Black & Decker
Inc.	1,303,190	105,519
Waste Management Inc.	1,622,900	63,634
Boeing Co.	630,100	54,094
Raytheon Co.	502,100	29,518
Northrop Grumman Corp.	417,913	29,317
Schneider Electric SA	373,268	27,296
L-3 Communications
Holdings Inc.	279,000	22,577
Honeywell International
Inc.	270,862	20,409
Avery Dennison Corp.	433,400	18,667
Lockheed Martin Corp.	182,700	17,634
Emerson Electric Co.	262,300	14,655
Deluxe Corp.	182,700	7,564
		1,500,337

Information Technology (9.0%)
Microsoft Corp.	9,290,649	265,805
Intel Corp.	8,481,930	185,330
Cisco Systems Inc.	8,753,300	183,032
Analog Devices Inc.	3,210,080	149,237
Maxim Integrated
Products Inc.	2,089,286	68,215
Xilinx Inc.	1,736,900	66,297
Seagate Technology plc	725,700	26,532
Texas Instruments Inc.	725,400	25,737
Computer Sciences Corp.	443,900	21,853
Accenture plc Class A	281,300	21,370
Applied Materials Inc.	1,270,000	17,120
Broadridge Financial
Solutions Inc.	293,700	7,296
		1,037,824
Materials (3.5%)
International Paper Co.	2,318,400	107,991
Dow Chemical Co.	2,097,300	66,778
Nucor Corp.	1,374,660	63,441
EI du Pont de Nemours
& Co.	1,290,457	63,439
LyondellBasell Industries
NV Class A	543,900	34,423
PPG Industries Inc.	154,934	20,752
Bemis Co. Inc.	327,700	13,226
Steel Dynamics Inc.	608,800	9,662
Huntsman Corp.	488,400	9,079
Packaging Corp. of America 178,000		7,987
Worthington Industries Inc.	132,000	4,089
Olin Corp.	63,200	1,594
		402,461
Telecommunication Services (3.9%)
AT&T Inc.	8,803,025	322,983
Verizon Communications
Inc.	1,539,498	75,666
Vodafone Group plc ADR	1,534,210	43,587
CenturyLink Inc.	358,700	12,601
		454,837
Utilities (6.6%)
Xcel Energy Inc.	3,176,490	94,342
UGI Corp.	2,203,560	84,595
National Grid plc	7,045,064	81,862
NextEra Energy Inc.	809,796	62,905
Northeast Utilities	1,434,810	62,357
American Electric Power
Co. Inc.	911,320	44,317
Public Service Enterprise
Group Inc.	835,900	28,705
PG&E Corp.	644,400	28,695
Edison International	558,300	28,094
DTE Energy Co.	384,500	26,277
Ameren Corp.	673,100	23,572

13

Equity Income Fund

		Market
		Value
	Shares	($000)
Pinnacle West Capital Corp.	394,800	22,855
CMS Energy Corp.	816,600	22,816
American Water
Works Co. Inc.	546,300	22,639
Dominion Resources Inc.	380,870	22,159
NV Energy Inc.	1,071,700	21,466
Portland General
Electric Co.	677,500	20,548
Entergy Corp.	217,900	13,780
PPL Corp.	332,400	10,407
Duke Energy Corp.	111,600	8,101
AGL Resources Inc.	115,400	4,841
Atmos Energy Corp.	100,400	4,286
Alliant Energy Corp.	47,200	2,368
Southern Co.	48,400	2,271
UIL Holdings Corp.	49,500	1,960
Great Plains Energy Inc.	84,000	1,948
Westar Energy Inc.	58,300	1,934
UNS Energy Corp.	37,900	1,855
CenterPoint Energy Inc.	73,830	1,769
Laclede Group Inc.	41,300	1,763
Black Hills Corp.	37,300	1,643
Southwest Gas Corp.	26,400	1,253
		758,383
Total Common Stocks
(Cost $8,761,794)		11,029,745
Temporary Cash Investments (4.3%)[1]
Money Market Fund (3.1%)
3 Vanguard Market Liquidity
Fund, 0.147%	356,959,867	356,960

	Face	Market
	Amount	Value
	($000)	($000)
Repurchase Agreement (1.0%)
Goldman Sachs & Co.
0.230%, 4/1/13 (Dated
03/28/13, Repurchase Value
$112,503,000, collateralized
by Government National
Mortgage Assn. 2.500%,
2/15/43)	112,500,000	112,500

U.S. Government and Agency Obligations (0.2%)
[4,5] Fannie Mae Discount
Notes, 0.100%, 4/3/13	20,000,000	20,000
[4,5] Fannie Mae Discount
Notes, 0.140%, 5/22/13	1,000,000	1,000
[5,6] Federal Home Loan Bank
Discount Notes, 0.100%,
4/26/13	500,000	500
		21,500
Total Temporary Cash Investments
(Cost $490,960)		490,960
Total Investments (99.9%)
(Cost $9,252,754)		11,520,705
Other Assets and Liabilities (0.1%)
Other Assets		72,770
Liabilities		(61,692)
		11,078
Net Assets (100%)		11,531,783

14

Equity Income Fund

At March 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	9,245,787
Overdistributed Net Investment Income	(5,070)
Accumulated Net Realized Gains	20,283
Unrealized Appreciation (Depreciation)
Investment Securities	2,267,951
Futures Contracts	2,836
Foreign Currencies	(4)
Net Assets	11,531,783

Investor Shares—Net Assets
Applicable to 170,194,056 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,544,009
Net Asset Value Per Share—
Investor Shares	$26.70

Admiral Shares—Net Assets
Applicable to 124,870,278 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,987,774
Net Asset Value Per Share—
Admiral Shares	$55.96

See Note A in Notes to Financial Statements.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.8% and 1.1%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $17,104,000 have been segregated as initial margin for open futures contracts.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Equity Income Fund

Statement of Operations

Six Months Ended
March 31, 2013
($000)
Investment Income
Income
Dividends[1,2]	159,081
Interest[2]	416
Security Lending	405
Total Income	159,902
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,926
Performance Adjustment	152
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,822
Management and Administrative—Admiral Shares	3,095
Marketing and Distribution—Investor Shares	532
Marketing and Distribution—Admiral Shares	595
Custodian Fees	55
Shareholders' Reports—Investor Shares	53
Shareholders' Reports—Admiral Shares	20
Trustees' Fees and Expenses	15
Total Expenses	12,265
Net Investment Income	147,637
Realized Net Gain (Loss)
Investment Securities Sold[2]	286,186
Futures Contracts	20,044
Foreign Currencies	(92)
Realized Net Gain (Loss)	306,138
Change in Unrealized Appreciation (Depreciation)
Investment Securities	672,043
Futures Contracts	7,328
Foreign Currencies	9
Change in Unrealized Appreciation (Depreciation)	679,380
Net Increase (Decrease) in Net Assets Resulting from Operations	1,133,155
1 Dividends are net of foreign withholding taxes of $1,306,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $846,000, $253,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Equity Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	147,637	231,822
Realized Net Gain (Loss)	306,138	258,561
Change in Unrealized Appreciation (Depreciation)	679,380	1,289,713
Net Increase (Decrease) in Net Assets Resulting from Operations	1,133,155	1,780,096
Distributions
Net Investment Income
Investor Shares	(58,148)	(110,412)
Admiral Shares	(88,888)	(122,429)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(147,036)	(232,841)
Capital Share Transactions
Investor Shares	41,841	496,124
Admiral Shares	1,162,827	1,848,221
Net Increase (Decrease) from Capital Share Transactions	1,204,668	2,344,345
Total Increase (Decrease)	2,190,787	3,891,600
Net Assets
Beginning of Period	9,340,996	5,449,396
End of Period[1]	11,531,783	9,340,996
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($5,070,000) and ($5,579,000).

See accompanying Notes, which are an integral part of the Financial Statements.

17

Equity Income Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$24.31	$19.40	$18.83	$17.40	$20.02	$27.01
Investment Operations
Net Investment Income	.354	.667	.596	.526	.585	.770
Net Realized and Unrealized Gain (Loss)
on Investments	2.386	4.908	.567	1.432	(2.506)	(5.617)
Total from Investment Operations	2.740	5.575	1.163	1.958	(1.921)	(4.847)
Distributions
Dividends from Net Investment Income	(.350)	(.665)	(.593)	(.528)	(.587)	(.785)
Distributions from Realized Capital Gains	—	—	—	—	(.112)	(1.358)
Total Distributions	(.350)	(.665)	(.593)	(.528)	(.699)	(2.143)
Net Asset Value, End of Period	$26.70	$24.31	$19.40	$18.83	$17.40	$20.02

Total Return[1]	11.35%	29.00%	6.00%	11.36%	-9.12%	-18.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,544	$4,107	$2,835	$2,651	$2,423	$2,626
Ratio of Total Expenses to Average
Net Assets[2]	0.30%	0.30%	0.31%	0.31%	0.36%	0.30%
Ratio of Net Investment Income to
Average Net Assets	2.88%	3.00%	2.89%	2.88%	3.76%	3.30%
Portfolio Turnover Rate	33%	26%	29%	45%	51%	55%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases of 0.00%, 0.00%, 0.01%, 0.01%, 0.02%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Equity Income Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$50.94	$40.67	$39.47	$36.46	$41.97	$56.62
Investment Operations
Net Investment Income	.765	1.445	1.286	1.138	1.264	1.673
Net Realized and Unrealized Gain (Loss)
on Investments	5.014	10.265	1.194	3.013	(5.269)	(11.772)
Total from Investment Operations	5.779	11.710	2.480	4.151	(4.005)	(10.099)
Distributions
Dividends from Net Investment Income	(.759)	(1.440)	(1.280)	(1.141)	(1.270)	(1.705)
Distributions from Realized Capital Gains	—	—	—	—	(.235)	(2.846)
Total Distributions	(.759)	(1.440)	(1.280)	(1.141)	(1.505)	(4.551)
Net Asset Value, End of Period	$55.96	$50.94	$40.67	$39.47	$36.46	$41.97

Total Return[1]	11.43%	29.06%	6.10%	11.50%	-9.05%	-18.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,988	$5,234	$2,614	$1,667	$1,475	$1,711
Ratio of Total Expenses to Average
Net Assets[2]	0.21%	0.21%	0.22%	0.22%	0.24%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.97%	3.09%	2.98%	2.97%	3.89%	3.42%
Portfolio Turnover Rate	33%	26%	29%	45%	51%	55%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases of 0.00%, 0.00%, 0.01%, 0.01%, 0.02%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Equity Income Fund

Notes to Financial Statements

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund's pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund's pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

20

Equity Income Fund

During the six months ended March 31, 2013, the fund's average investment in long futures contracts represented 3% of net assets, based on quarterly average aggregate settlement values.

4. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund's tax positions taken for all open federal income tax years (September 30, 2009–2012), and for the period ended March 31, 2013, and has concluded that no provision for federal income tax is required in the fund's financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the FTSE High Dividend Yield Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $675,000 for the six months ended March 31, 2013.

For the six months ended March 31, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.08% of the fund's average net assets, before an increase of $152,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2013, the fund had contributed capital of $1,389,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.56% of Vanguard’s capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund's investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

21

Equity Income Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund's own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund's investments as of March 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	10,479,606	550,139	—
Temporary Cash Investments	356,960	134,000	—
Futures Contracts—Assets[1]	1,382	—	—
Total	10,837,948	684,139	—
1 Represents variation margin on the last day of the reporting period.

E. At March 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2013	787	307,461	2,440
E-mini S&P 500 Index	June 2013	750	58,601	396

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended March 31, 2013, the fund realized net foreign currency losses of $92,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2012, the fund had available capital losses totaling $290,391,000 to offset future net capital gains through September 30, 2018. The fund will use these capital losses to

22

Equity Income Fund

offset net taxable capital gains, if any, realized during the year ending September 30, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2013, the cost of investment securities for tax purposes was $9,252,754,000. Net unrealized appreciation of investment securities for tax purposes was $2,267,951,000, consisting of unrealized gains of $2,308,991,000 on securities that had risen in value since their purchase and $41,040,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2013, the fund purchased $2,771,650,000 of investment securities and sold $1,567,146,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2013		September 30, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	833,926	33,285	1,782,119	78,809
Issued in Lieu of Cash Distributions	54,047	2,128	101,255	4,424
Redeemed	(846,132)	(34,208)	(1,387,250)	(60,380)
Net Increase (Decrease)—Investor Shares	41,841	1,205	496,124	22,853
Admiral Shares
Issued	1,633,541	31,168	2,304,711	48,050
Issued in Lieu of Cash Distributions	74,900	1,405	102,576	2,129
Redeemed	(545,614)	(10,436)	(559,066)	(11,723)
Net Increase (Decrease)—Admiral Shares	1,162,827	22,137	1,848,221	38,456

I. In preparing the financial statements as of March 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended March 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Fund	9/30/2012	3/31/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,113.51	$1.58
Admiral Shares	1,000.00	1,114.27	1.11
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.44	$1.51
Admiral Shares	1,000.00	1,023.88	1.06

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.30% for Investor Shares and 0.21% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Equity Income Fund has renewed the fund’s investment advisory arrangements with Wellington Management Company, LLP (Wellington Management), and The Vanguard Group, Inc. (Vanguard) (through its Equity Investment Group). The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Wellington Management. Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. W. Michael Reckmeyer, III, the portfolio manager to the fund, has over two decades of industry experience. The portfolio manager is backed by a well-tenured team of research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has provided high-quality advisory services for the fund and has demonstrated strong organizational depth and stability over both the short and long term. Wellington Management has advised the fund since 2000.

Vanguard. Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2003.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expense section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

26

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule for Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by Wellington Management increase. The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Equity Income Index: Russell 1000 Value Index through July 31, 2007; FTSE High Dividend
Yield Index thereafter.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services);
(diversified manufacturing and services), Hewlett-	Director of SKF AB (industrial machinery), the Lumina
Packard Co. (electronic computer manufacturing),

Foundation for Education, and Oxfam America;	Executive Officers
Chairman of the Advisory Council for the College of
Arts and Letters and Member of the Advisory Board to	Glenn Booraem
the Kellogg Institute for International Studies at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q652 052013

Semiannual Report | March 31, 2013

Vanguard Growth Equity Fund

> For the six-month period ended March 31, 2013, Vanguard Growth Equity Fund returned 7.56%.

> The fund trailed its benchmark index but exceeded the average return of its large-cap growth peers.

> The fund’s tempered performance mirrored trends in the broad market, where value stocks trumped their growth counterparts.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	12
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	24
Trustees Approve Advisory Agreements.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended March 31, 2013
Total
Returns
Vanguard Growth Equity Fund	7.56%
Russell 1000 Growth Index	8.10
Large-Cap Growth Funds Average	7.36
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2012, Through March 31, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Growth Equity Fund	$12.53	$13.34	$0.127	$0.000

Chairman’s Letter

Dear Shareholder,

The U.S. stock market turned in a strong performance for the six months ended March 31, 2013. While stocks in general were boosted by further signs of economic improvement, stocks of value companies benefited the most. Growth stocks—like those held in Vanguard Growth Equity Fund—underperformed their value counterparts as well as the broad market.

In this investment environment, the Growth Equity Fund returned 7.56%. The fund trailed the return of its benchmark index, the Russell 1000 Growth Index, by about half a percentage point, mainly because of missed opportunities in a handful of sectors. The fund surpassed the average return of its peers.

Global equity markets delivered a powerful rally

Stocks worldwide advanced for the fifth straight month to finish the half-year ended March 31 with impressive gains. The Standard & Poor’s 500 Index closed at a record high on the period’s final business day. World financial markets in recent months shrugged off the U.S. “fiscal cliff” crisis, the unsettled Italian national elections, and a controversial bailout package for Cyprus.

Peter Westaway, Vanguard’s chief European economist, said that the latest developments in the European debt crisis had been “rather bad,” but that the market had for the most part already priced in these events. “As always,” he said,

“we think investors should assess their portfolios carefully and avoid making impulsive moves.”

U.S. equities returned more than 11% as the economic recovery slowly built momentum, the housing market rebounded further, and the labor market improved. International equities were up more than 9%. Returns were about 16% in the developed markets of the Pacific region, where Japan’s accommodative monetary policy has helped spark the nation’s stock market, and nearly 10% in Europe. Emerging-markets stocks rose about 4%.

Bond returns barely budged as yields lingered near lows

The broad U.S. taxable bond market scraped out a minuscule gain of 0.09% for the half-year as U.S. Treasury yields remained just slightly above their all-time lows. Although the yield of the benchmark 10-year Treasury note increased during the six months and topped 2.00% at various times, it closed the period at about 1.85%. (Bond prices and yields move in opposite directions.)

Municipal bonds returned almost 1% despite price declines in March. And returns of money market funds and

Market Barometer

	Total Returns
	Periods Ended March 31, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	11.10%	14.43%	6.15%
Russell 2000 Index (Small-caps)	14.48	16.30	8.24
Russell 3000 Index (Broad U.S. market)	11.35	14.56	6.32
MSCI All Country World Index ex USA (International)	9.20	8.36	-0.39

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.09%	3.77%	5.47%
Barclays Municipal Bond Index (Broad tax-exempt market)	0.96	5.25	6.10
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.30

CPI
Consumer Price Index	0.59%	1.47%	1.74%

savings accounts barely registered as short-term interest rates remained between 0% and 0.25%, under the Federal Reserve’s four-year-old policy.

Robert Auwaerter, head of Vanguard’s Fixed Income Group, doesn’t anticipate abrupt policy changes from the central bank. “We don’t see the Fed changing course in the near term,” he said, “and when the Fed does, we expect it’ll go slowly so as not to undo the efforts made to keep interest rates low and to stimulate the economy.”

Consumer discretionary stocks and financials were key drivers

Vanguard Growth Equity Fund provides relatively concentrated exposure to stocks of large- and mid-capitalization U.S. companies that, according to the fund’s advisors, have the potential to grow consistently at a faster-than-average pace. As I mentioned, stocks of growth companies lagged the broad market for the recent half-year as investors favored their value counterparts. This investment environment was obviously less than ideal for your fund, which nonetheless turned in a solid performance.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Growth Equity Fund	0.54%	1.28%

The fund expense ratio shown is from the prospectus dated January 25, 2013, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2013, the fund’s annualized expense ratio was 0.53%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Large-Cap Growth Funds.

Investment insight
Growth stocks versus value stocks: A case for both
Growth and value stocks typically take turns outperforming each other. The chart here shows how they have switched off during the past 20 years in leading or lagging a broad market average.

These two styles of investing are typically considered complementary—when growth is performing well, value typically isn’t, and vice versa. Very generally speaking, growth stocks represent companies that are expected to expand their businesses at a rapid pace, while value stocks typically represent more established, slower-growing companies.

Which does better in the long run? Neither. Vanguard research has shown that there is no significant long-term difference in the risk/reward characteristics of growth and value stocks. But, because their performance can vary considerably over shorter time periods, a truly diversified portfolio should have exposure to both.

Rolling 12-month return differences, 1993–2012

Note: “Rolling” means here that 12-month returns were calculated from the start of each month in the 20-year period ended
December 31, 2012.
Sources: Vanguard and Russell Investments.

The consumer discretionary and financial sectors contributed the most to the fund’s advance. Together, they added more than 5 percentage points to its total return. Consumer discretionary stocks performed well across the board as further signs of economic improvement encouraged consumer spending. The sector’s biggest contributors included internet and specialty retailers.

Financial stocks were among the market’s top performers. After years of dismal returns following the 2008–2009 financial crisis, the industry has experienced a widespread resurgence that continued through the six months. Shares of insurance companies, investment banks, and regional banks contributed significantly to the fund’s results.

Health care and industrial stocks also provided a notable boost. In health care, stocks of biotechnology and pharmaceutical firms stood out. Large companies in both fields have profited from improved pipelines of new medicines and favorable rulings by the Food and Drug Administration. Industrial stocks were bolstered by demand both at home and abroad. The sector posted strong returns across the board, with aerospace and defense firms adding the most to performance.

Information technology and energy were the fund’s only sectors that declined. IT stocks—often a favorite among growth investors—accounted for about a quarter of the fund’s holdings, on average, during the period. Disappointing earnings from computer hardware companies, particularly some leading tablet and smartphone producers, weighed heavily on the sector. The fund’s technology holdings detracted almost 2 percentage points from its total return. In energy, equipment and service company stocks hurt performance.

Your fund’s tempered results relative to its benchmark can be attributed to the advisors’ stock selection in a handful of sectors. Their energy choices, particularly among oil and gas exploration and production companies, weighed the most on relative performance. And even though health care, industrial, and consumer staples stocks added significantly to overall returns, the fund’s performance in these sectors failed to keep up with the index.

Low cost and talent drive successful active management

Investors sometimes ask whether it’s a contradiction that Vanguard, a champion of index investing, offers actively managed mutual funds. To understand how active funds fit into our philosophy, consider for a moment why indexing has proved its mettle: It’s a generally low-cost, tax-efficient way to build a diversified portfolio that lets you keep more of your fund’s returns. Because index funds seek to track the overall market or a segment of it, they typically cost much less to run than funds that are actively managed in an effort to outperform the market. And the less you pay for a fund, the more of its returns come back to you.

The same principle—low cost—drives our approach to active funds. The other essential ingredient is talent. Some wonder how we can afford to hire top active managers when we place such importance on keeping investing costs low. The answer lies in five key characteristics of Vanguard’s structure and culture—our mutual ownership, our large scale, performance incentives aligned with investors’ interests, a long-term perspective, and a rigorous oversight process, which I lead. (You can read more about our approach in The Case for Vanguard Active Management: Solving the Low-Cost/ Top-Talent Paradox? at vanguard.com/ research.)

These enduring advantages don’t guarantee outperformance, of course. Even in those cases where an active stock fund outperforms over long periods, it doesn’t necessarily mean that investors earned more than the index results every year—or even every decade. And investors have no way of knowing beforehand which funds will outperform.

But for those willing to accept the greater risks that come with active investing, we believe Vanguard’s combination of talented advisors and low costs can improve the odds.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 17, 2013

Advisors’ Report

For the fiscal half-year ended March 31, 2013, Vanguard Growth Equity Fund returned 7.56%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the period and of how portfolio positioning reflects this assessment. These comments were prepared on April 19, 2013.

Jennison Associates LLC

Portfolio Manager:
Kathleen A. McCarragher,
Managing Director

After hesitating before the U.S. presidential election, the Russell 1000 Growth Index advanced 8.10% in the six months ended March 31, 2013. Investors seemed to shrug off the dysfunctional drama of Washington’s last-minute deal to avoid the “fiscal cliff” and the ensuing tax increases on higher incomes and expiration of the payroll-tax cut. They focused instead on improving housing and employment data, rising consumer confidence, and forecasts for continued strong corporate profits. Investors’ enthusiasm remained resilient even after Congress failed to avert

Vanguard Growth Equity Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	50	375	Uses a fundamental approach to identify quality growth
			companies. The firm considers the sustainability of
			earnings growth to be a critical factor in evaluating a
			company’s prospects. The firm looks for companies
			with attractive industry backgrounds, strong
			competitive positions within those industries,
			high-quality earnings, and a favorable attitude toward
			shareholders.
Jennison Associates LLC	48	367	Uses a research-driven, fundamental investment
			approach that relies on in-depth company knowledge
			gleaned through meetings with management,
			customers, and suppliers.
Cash Investments	2	15	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

sequestration, the across-the-board federal spending cuts that took effect March 1.

Some of the strongest gains in the half-year were posted by transportation companies, traditional harbingers of heightened economic activity and broader stock market gains. Yet consumer staples and health care, historically defensive sectors, were also market leaders, especially later in the period. These mixed signals seem to indicate that investors remain uncertain but hopeful that overall growth is set to improve.

Individual stock choices based on business fundamentals drive construction of the portfolio. Over the past six months, information technology holdings detracted from returns, as declines in previously solid contributors Apple and VMware more than offset LinkedIn’s surge and strong gains by eBay and Salesforce.com. Apple’s financial results were in line with expectations, but estimates of forward growth were lowered. Cloud-computing company VMware was hurt by uncertainty about when revenue from new software products will accelerate. Those products are designed to protect and expand the company’s dominant position in the market for virtualized servers. LinkedIn’s revenue and earnings exceeded consensus expectations significantly. The leading online professional network operates in more than 200 countries.

In health care, Gilead Sciences and Biogen Idec posted impressive gains, but Alexion Pharmaceuticals lost ground. Gilead reported strong revenue and earnings. We like its position and opportunities in the hepatitis C virus market as well as its leading role in HIV treatment, for which its pipeline drugs look promising. The Food and Drug Administration approved Biogen’s oral medicine Tecfidera for multiple sclerosis; clinical trials have shown the drug to be highly efficacious and safe. We believe its ease of use could support broad adoption and potential market leadership. Alexion’s weakness reflected concerns about delayed European Union reimbursements for the company’s key drug, Soliris, to treat an additional rare, genetic, and potentially life-threatening blood disorder.

Consumer staples holding Whole Foods Market produced earnings in line with expectations, but its comparable-store sales growth moderated. We continue to like Whole Foods’ growth opportunities and its moves to ensure longer-term competitiveness.

In the financial sector, Goldman Sachs’ revenue and earnings exceeded consensus expectations. The company benefited from lower-than-projected compensation expenses and a wave of corporate refinancing that led to healthy debt-underwriting results. We believe that Goldman’s strong capital base and leading global positions in investment banking, capital markets, trading, private equity, and asset management provide attractive exposure to long-term global economic expansion.

Earnings valuations are rising for the first time in a while, an indication that investors are increasingly confident. Developments abroad, especially in Europe and China, will most likely remain a source of stock market volatility in the intermediate term. The companies in our portion of the portfolio have differentiated products and market opportunities that, in our view, should drive aggregate earnings gains that outpace those of both the Russell 1000 Growth Index and the broader Standard & Poor’s 500 Index.

Baillie Gifford Overseas Ltd.

Portfolio Manager:

Mick Brewis, Partner and Head of North American Investment Team It has been another strong period for the domestic equity market, with the S&P 500 recording an all-time high and delivering a total return of just over 10% for the six months ended March 31. Although the data are muddied by timing issues regarding tax refunds, consumers appear to have weathered the “fiscal cliff”-related payroll-tax increase quite well, and rising equities and further strength in the housing market have boosted personal wealth. The corporate sector remains robust, with abundant liquidity and impressive cash generation. Federal Reserve policy continues to be supportive, despite some talk of “exit strategies” that we believe is premature.

Our key objective is to construct a portfolio of attractive stocks with company-specific drivers of earnings growth. The portfolio overall is well-diversified, and we retain our longstanding emphasis on competitive advantage, financial strength, and good management. Those qualities should mean that the companies whose shares we hold can grow, even in a sluggish economic environment, through gains in market share. We have also continued to favor domestic stocks, establishing holdings in construction-aggregates company Martin Marietta and spirits producer Beam and adding to our shares of CarMax, heating-and-cooling distributor Watsco, and First Republic Bank. Some transactions have also marked a slight shift from early-cycle to later-cycle stocks; for instance, we reduced our holding in The Home Depot and added to Harley-Davidson.

We further believe that growth opportunities can be found in what might sometimes be considered surprising locations. These include large health care and pharmaceutical companies such as Pfizer and Johnson & Johnson; we bought new holdings in both. At first glance, the industry backdrop might appear unpromising. Over the last decade or so, new drug approvals have been hard to secure, research and development productivity has declined, and revenue growth has been pedestrian. Shareholder returns, unsurprisingly, have been mediocre. We have typically limited our exposure to these stocks, preferring to invest in younger companies that more obviously combine benefits to patients with lower costs to the system. Could it be, though, that the tide is turning for Big Pharma?

Although major pharmaceutical stocks have certainly suffered from regulatory pressure, that becomes counterproductive if innovation is stifled. In that context, we believe that the government would like the Food and Drug Administration to take more risk to facilitate the discovery of novel drugs, and that such a shift is already being seen in a rising number of new drug licenses. This is not to say that health care is suddenly a high-growth industry, but it might well be getting better, and change for the better is usually a powerful driver of share price. Both Pfizer and Johnson & Johnson also have relatively new CEOs and are in the midst of operational turnarounds.

The economic outlook still shows risks—not the least of them the capacity of politicians around the world to derail recovery—but overall we remain positive and note that the equity market stands on a reasonable valuation given the benign inflation outlook.

Growth Equity Fund

Fund Profile
As of March 31, 2013

Portfolio Characteristics
			DJ U.S.
		Russell	Total
		1000	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	83	574	3,586
Median Market Cap	$30.2B	$55.6B	$40.0B
Price/Earnings Ratio	23.4x	19.7x	18.1x
Price/Book Ratio	3.4x	4.5x	2.3x
Return on Equity	20.7%	23.6%	16.6%
Earnings Growth Rate	13.6%	15.1%	9.6%
Dividend Yield	1.0%	1.7%	2.0%
Foreign Holdings	6.0%	0.0%	0.0%
Turnover Rate
(Annualized)	48%	—	—
Ticker Symbol	VGEQX	—	—
Expense Ratio[1]	0.54%	—	—
30-Day SEC Yield	0.49%	—	—
Short-Term Reserves	1.4%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
		Russell	Total
		1000	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary 15.6%		16.9%	12.4%
Consumer Staples	8.5	12.9	9.5
Energy	5.3	4.2	10.1
Financials	14.5	4.9	17.3
Health Care	17.8	12.8	12.2
Industrials	9.7	12.9	11.1
Information Technology	24.4	29.0	17.4
Materials	3.3	3.9	3.8
Telecommunication
Services	0.8	2.3	2.6
Utilities	0.1	0.2	3.6

Volatility Measures
		DJ U.S.
		Total
		Market
	Russell 1000	FA
	Growth Index	Index
R-Squared	0.97	0.94
Beta	0.99	0.96
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Google Inc. Class A	Internet Software &
	Services	3.4%
eBay Inc.	Internet Software &
	Services	2.9
Monsanto Co.	Fertilizers &
	Agricultural
	Chemicals	2.7
Progressive Corp.	Property & Casualty
	Insurance	2.4
Apple Inc.	Computer Hardware	2.2
Berkshire Hathaway Inc. Property & Casualty
Class B	Insurance	2.2
US Bancorp	Diversified Banks	2.1
First Republic Bank	Regional Banks	2.0
Colgate-Palmolive Co.	Household Products	1.9
United Parcel Service	Air Freight &
Inc. Class B	Logistics	1.9
Top Ten		23.7%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 25, 2013, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2013, the annualized expense ratio was 0.53%.

Growth Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2002, Through March 31, 2013

Note: For 2013, performance data reflect the six months ended March 31, 2013.

Average Annual Total Returns: Periods Ended March 31, 2013

	Inception	One	Five	Ten
	Date	Year	Years	Years
Growth Equity Fund	3/11/1992	6.88%	3.87%	7.67%

See Financial Highlights for dividend and capital gains information.

Growth Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (97.4%)[1]
Consumer Discretionary (15.3%)
*	TripAdvisor Inc.	262,337	13,778
	Harley-Davidson Inc.	249,811	13,315
	Ralph Lauren Corp.
	Class A	68,422	11,584
	TJX Cos. Inc.	235,865	11,027
*	Amazon.com Inc.	37,396	9,966
	NIKE Inc. Class B	160,259	9,457
*	CarMax Inc.	212,709	8,870
	Inditex SA ADR	273,260	7,245
*	Michael Kors Holdings Ltd.	123,078	6,990
	Home Depot Inc.	84,210	5,876
*	O’Reilly Automotive Inc.	45,101	4,625
	Prada SPA	453,146	4,624
	Omnicom Group Inc.	74,907	4,412
*	Lululemon Athletica Inc.	58,181	3,627
			115,396
Consumer Staples (8.2%)
	Colgate-Palmolive Co.	124,852	14,736
	Brown-Forman Corp.
	Class B	188,505	13,459
	Whole Foods Market Inc.	120,110	10,420
	Costco Wholesale Corp.	81,966	8,698
	Beam Inc.	116,760	7,419
	Estee Lauder Cos. Inc.
	Class A	114,575	7,336
			62,068
Energy (5.0%)
	Exxon Mobil Corp.	120,930	10,897
	Apache Corp.	120,014	9,260
	Noble Energy Inc.	74,392	8,604
	Schlumberger Ltd.	89,707	6,718
	EOG Resources Inc.	20,258	2,595
			38,074
Financials (14.1%)
	Progressive Corp.	729,184	18,426
*	Berkshire Hathaway Inc.
	Class B	157,126	16,373

	US Bancorp	470,755	15,973
	First Republic Bank	386,783	14,938
	M&T Bank Corp.	90,998	9,387
	Fairfax Financial
	Holdings Ltd.	23,290	9,094
	Goldman Sachs
	Group Inc.	60,552	8,910
	Morgan Stanley	313,660	6,894
*	Markel Corp.	13,120	6,606
			106,601
Health Care (17.5%)
	Johnson & Johnson	168,650	13,750
	Pfizer Inc.	427,470	12,337
*	Biogen Idec Inc.	54,815	10,574
*	Gilead Sciences Inc.	215,137	10,527
	Allergan Inc.	93,182	10,402
*	Express Scripts
	Holding Co.	159,786	9,212
*	Life Technologies Corp.	138,722	8,966
*	Vertex Pharmaceuticals Inc.	159,553	8,772
*	Waters Corp.	87,664	8,232
	Shire plc ADR	77,196	7,053
	Novo Nordisk A/S ADR	41,025	6,626
*	Alexion Pharmaceuticals Inc.	64,989	5,988
	Bristol-Myers Squibb Co.	139,844	5,760
*	Seattle Genetics Inc.	142,030	5,043
*	BioMarin Pharmaceutical Inc.	59,971	3,734
*	IDEXX Laboratories Inc.	38,319	3,540
	Cie Generale d’Optique
	Essilor International SA	16,059	1,787
			132,303
Industrials (9.4%)
	United Parcel Service Inc.
	Class B	168,385	14,464
	Watsco Inc.	140,320	11,812
	AMETEK Inc.	271,671	11,780
	TransDigm Group Inc.	64,540	9,869
	Precision Castparts Corp.	51,284	9,725

Growth Equity Fund

			Market
			Value
		Shares	($000)
^	Canadian Pacific
	Railway Ltd.	49,454	6,452
	Danaher Corp.	70,358	4,373
	Rockwell Automation Inc.	33,649	2,906
			71,381
Information Technology (24.0%)
*	Google Inc. Class A	32,693	25,959
*	eBay Inc.	400,621	21,722
	Apple Inc.	38,237	16,925
	Mastercard Inc. Class A	23,193	12,550
*	LinkedIn Corp. Class A	62,726	11,044
	Analog Devices Inc.	220,670	10,259
	International Business
	Machines Corp.	42,065	8,973
	Xilinx Inc.	227,620	8,688
*	Red Hat Inc.	161,866	8,184
*	VMware Inc. Class A	88,730	6,999
*	EMC Corp.	289,805	6,923
*	Salesforce.com Inc.	38,204	6,832
	Altera Corp.	186,471	6,614
	Linear Technology Corp.	127,237	4,882
	QUALCOMM Inc.	72,388	4,846
*	Facebook Inc. Class A	174,857	4,473
*	F5 Networks Inc.	41,429	3,691
	Avago Technologies Ltd.
	Class A	99,702	3,581
*	Workday Inc. Class A	48,800	3,008
*	Teradata Corp.	50,277	2,942
*	Baidu Inc. ADR	30,963	2,715
			181,810
Materials (3.2%)
	Monsanto Co.	193,384	20,427
	Martin Marietta
	Materials Inc.	34,960	3,567
			23,994
Telecommunication Services (0.7%)
*	SBA Communications Corp.
	Class A	76,986	5,544
Total Common Stocks
(Cost $595,139)			737,171

		Market
		Value
	Shares	($000)
Temporary Cash Investments (4.4%)[1]
Money Market Fund (4.3%)
[2,3] Vanguard Market
Liquidity Fund,
0.147%	32,390,829	32,391

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5] Freddie Mac
Discount Notes,
0.130%, 9/16/13	850	849
Total Temporary Cash Investments
(Cost $33,240)		33,240
Total Investments (101.8%)
(Cost $628,379)		770,411
Other Assets and Liabilities (-1.8%)
Other Assets		6,578
Liabilities[3]		(20,390)
		(13,812)
Net Assets (100%)
Applicable to 56,713,123 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		756,599
Net Asset Value Per Share		$13.34

Growth Equity Fund

At March 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	726,370
Overdistributed Net Investment Income	(832)
Accumulated Net Realized Losses	(111,185)
Unrealized Appreciation (Depreciation)
Investment Securities	142,032
Futures Contracts	218
Foreign Currencies	(4)
Net Assets	756,599

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $6,119,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.6% and 2.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $6,097,000 of collateral received for securities on loan. The fund received additional collateral of $188,000 on the next business day.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $849,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Growth Equity Fund

Statement of Operations

Six Months Ended
March 31, 2013
($000)
Investment Income
Income
Dividends[1]	7,389
Interest[2]	26
Security Lending	172
Total Income	7,587
Expenses
Investment Advisory Fees—Note B
Basic Fee	863
Performance Adjustment	(138)
The Vanguard Group—Note C
Management and Administrative	1,107
Marketing and Distribution	68
Custodian Fees	15
Shareholders’ Reports	7
Trustees’ Fees and Expenses	2
Total Expenses	1,924
Expenses Paid Indirectly	(14)
Net Expenses	1,910
Net Investment Income	5,677
Realized Net Gain (Loss)
Investment Securities Sold	50,046
Futures Contracts	1,038
Foreign Currencies	(4)
Realized Net Gain (Loss)	51,080
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(3,826)
Futures Contracts	451
Foreign Currencies	(4)
Change in Unrealized Appreciation (Depreciation)	(3,379)
Net Increase (Decrease) in Net Assets Resulting from Operations	53,378
1 Dividends are net of foreign withholding taxes of $74,000.
2 Interest income from an affiliated company of the fund was $23,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,677	3,565
Realized Net Gain (Loss)	51,080	39,049
Change in Unrealized Appreciation (Depreciation)	(3,379)	112,420
Net Increase (Decrease) in Net Assets Resulting from Operations	53,378	155,034
Distributions
Net Investment Income	(7,387)	(3,035)
Realized Capital Gain	—	—
Total Distributions	(7,387)	(3,035)
Capital Share Transactions
Issued	69,255	184,615
Issued in Lieu of Cash Distributions	7,168	2,957
Redeemed	(112,404)	(172,298)
Net Increase (Decrease) from Capital Share Transactions	(35,981)	15,274
Total Increase (Decrease)	10,010	167,273
Net Assets
Beginning of Period	746,589	579,316
End of Period[1]	756,599	746,589
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($832,000) and $882,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth Equity Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.53	$9.93	$9.77	$8.60	$9.46	$13.18
Investment Operations
Net Investment Income	. 097	. 061	. 067	. 062	. 085	. 015
Net Realized and Unrealized Gain (Loss)
on Investments	. 840	2.591	.168	1.183	(. 883)	(3.720)
Total from Investment Operations	. 937	2.652	. 235	1.245	(.798)	(3.705)
Distributions
Dividends from Net Investment Income	(.127)	(. 052)	(. 075)	(. 075)	(. 062)	(. 015)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.127)	(. 052)	(. 075)	(. 075)	(. 062)	(. 015)
Net Asset Value, End of Period	$13.34	$12.53	$9.93	$9.77	$8.60	$9.46

Total Return[1]	7.56%	26.80%	2.35%	14.54%	-8.25%	-28.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$757	$747	$579	$597	$594	$731
Ratio of Total Expenses to
Average Net Assets[2]	0.53%	0.54%	0.52%	0.51%	0.51%	0.72%
Ratio of Net Investment Income to
Average Net Assets	1.28%	0.51%	0.60%	0.66%	1.10%	0.18%
Portfolio Turnover Rate	48%	40%	44%	48%	98%	222%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.02%), (0.05%), (0.06%), (0.09%) and 0.08%.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth Equity Fund

Notes to Financial Statements

Vanguard Growth Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2013, the fund’s average investment in long futures contracts represented 2% of net assets, based on quarterly average aggregate settlement values.

Growth Equity Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and for the period ended March 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted on the next business day. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Ballie Gifford Overseas Ltd. and Jennison Associates LLC each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Ballie Gifford Overseas Ltd. is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. The basic fee of Jennison Associates LLC is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended March 31, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.24% of the fund’s average net assets, before a decrease of $138,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2013, the fund had contributed capital of $95,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended March 31, 2013, these arrangements reduced the fund’s expenses by $14,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Growth Equity Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	730,760	6,411	—
Temporary Cash Investments	32,391	849	—
Futures Contracts—Assets[1]	62	—	—
Total	763,213	7.260	—
1 Represents variation margin on the last day of the reporting period.

F. At March 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2013	40	15,627	212
E-mini S&P 500 Index	June 2013	10	781	6

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended March 31, 2013, the fund realized net foreign currency losses of $4,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2012, the fund had available capital losses totaling $162,351,000 to offset future net capital gains of $34,293,000 through September 30, 2017, and $128,058,000 through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

Growth Equity Fund

At March 31, 2013, the cost of investment securities for tax purposes was $628,379,000. Net unrealized appreciation of investment securities for tax purposes was $142,032,000, consisting of unrealized gains of $151,783,000 on securities that had risen in value since their purchase and $9,751,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended March 31, 2013, the fund purchased $168,745,000 of investment securities and sold $200,783,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2013	September 30, 2012
	Shares	Shares
	(000)	(000)
Issued	5,549	15,606
Issued in Lieu of Cash Distributions	583	279
Redeemed	(8,997)	(14,632)
Net Increase (Decrease) in Shares Outstanding	(2,865)	1,253

J. In preparing the financial statements as of March 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Equity Fund	9/30/2012	3/31/2013	Period
Based on Actual Fund Return	$1,000.00	$1,075.65	$2.74
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.29	2.67

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.53%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Growth Equity Fund has renewed the fund’s investment advisory agreements with Baillie Gifford Overseas Ltd. (Baillie Gifford) and Jennison Associates LLC (Jennison). The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of each advisor. The board noted the following:

Baillie Gifford. Baillie Gifford is a unit of Baillie Gifford & Co., which was founded in 1908 and is among the largest independently owned investment management firms in the United Kingdom. The firm’s investment approach is based on long-term investments in well-researched and well-managed businesses that enjoy sustainable competitive advantages in their marketplaces. The firm employs a fundamental, bottom-up approach to identify growth companies, screening them for quality, then value. The main factors considered are sustainable earnings growth, cash-flow generation, profitability, interest coverage, and valuation. Baillie Gifford has managed a portion of the fund since 2008.

Jennison. Jennison, founded in 1969, is an indirect, wholly owned subsidiary of Prudential Financial Inc. The investment team at Jennison uses internal fundamental research, bottom-up stock selection, and a highly interactive stock-selection process to identify companies that exhibit above-average growth in units, revenues, earnings, and cash flows. When the team evaluates a company for purchase or sale, the analysis focuses on the duration of the growth opportunity and seeks to capture inflection points in the company’s growth. Jennison has advised a portion of the fund since 2009.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relevant to a benchmark index and the fund’s peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Baillie Gifford and Jennison in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Baillie Gifford and Jennison. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services);
(diversified manufacturing and services), Hewlett-	Director of SKF AB (industrial machinery), the Lumina
Packard Co. (electronic computer manufacturing),

Foundation for Education, and Oxfam America;	Executive Officers
Chairman of the Advisory Council for the College of
Arts and Letters and Member of the Advisory Board to	Glenn Booraem
the Kellogg Institute for International Studies at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q5442 052013

Semiannual Report | March 31, 2013

Vanguard PRIMECAP Core Fund

> Vanguard PRIMECAP Core Fund returned more than 16% for the six months ended March 31, 2013, surpassing the performance of its benchmark index and the average return of peer funds.

> The broad U.S. stock market advanced more than 11% as the nation’s economic recovery continued and corporate earnings remained strong.

> Health care, industrials, and information technology contributed the most to the fund’s results.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	21
Trustees Approve Advisory Agreement.	23
Glossary.	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended March 31, 2013
Total
Returns
Vanguard PRIMECAP Core Fund	16.79%
MSCI US Prime Market 750 Index	10.68
Multi-Cap Core Funds Average	12.06
Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2012, Through March 31, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard PRIMECAP Core Fund	$14.98	$16.90	$0.260	$0.267

1

Chairman’s Letter

Dear Shareholder,

In a fertile investing environment, Vanguard PRIMECAP Core Fund performed particularly well over the six months ended March 31. The fund returned more than 16%, surpassing the benchmark MSCI US Prime Market 750 Index’s result of more than 10% and the average peer return of about 12%.

PRIMECAP Core’s strong showing contrasted with some recent fiscal periods, when it trailed its benchmark and peer group returns.

Although we’re pleased with the latest results, we realize six months isn’t an adequate time frame to measure a fund’s success or failure. PRIMECAP Management Company, the fund’s advisor, counts patience and commitment as keys to its investment process. And in the eight-plus years since the fund was launched, the advisor’s capacity to shoulder through the inevitable slumps has often been rewarded with periods of strength.

Global equity markets delivered a powerful rally

Global stocks advanced for the fifth straight month to finish the half year ended March 31 with impressive gains. The S&P 500 Index closed at a record high on the period’s final business day after global financial markets in recent months shrugged off the U.S. “fiscal cliff” crisis, the unsettled Italian national elections, and a controversial bailout package for Cyprus.

2

Peter Westaway, Vanguard’s chief European economist, said that the latest developments in Europe had been “rather bad,” but that the market had for the most part already priced in these events. “As always,” he said, “we think investors should assess their portfolios carefully and avoid making impulsive moves.”

U.S. equities returned more than 11% as the economic recovery kept slowly building momentum, the housing market rebounded further, and the labor market improved. International equities were up more than 9%. Returns were about 16% for developed markets in the Pacific region, where Japan’s accommodative monetary policy has helped spark the nation’s stock market, and nearly 10% in Europe. Emerging markets stocks rose about 4%.

Bond returns barely budged as yields lingered near lows

The broad U.S. taxable bond market scraped out a minuscule gain of 0.09% for the half year as U.S. Treasury yields remained just slightly above their all-time lows. Although the yield of the benchmark

10-year Treasury note increased during the six months and topped 2.00% at various times, it closed the period at about 1.85%. (Bond prices and yields move in opposite directions.)

Municipal bonds returned almost 1% for the six months despite price declines in March. And returns of money market funds and savings accounts barely registered as short-term interest rates remained between 0% and 0.25%, under the Federal Reserve’s four-year-old policy.

Market Barometer

	Total Returns
	Periods Ended March 31, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	11.10%	14.43%	6.15%
Russell 2000 Index (Small-caps)	14.48	16.30	8.24
Russell 3000 Index (Broad U.S. market)	11.35	14.56	6.32
MSCI All Country World Index ex USA (International)	9.20	8.36	-0.39

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.09%	3.77%	5.47%
Barclays Municipal Bond Index (Broad tax-exempt market)	0.96	5.25	6.10
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.30

CPI
Consumer Price Index	0.59%	1.47%	1.74%

3

Robert Auwaerter, head of Vanguard’s

Fixed Income Group, doesn’t anticipate abrupt policy changes from the central bank. “We don’t see the Fed changing course in the near term,” he said, “and when the Fed does, we expect it’ll go slowly so as not to undo the efforts made to keep interest rates low and to stimulate the economy.”

A trio of sectors powered the fund’s strong performance

PRIMECAP Management’s patience and conviction are rooted in the company’s investment approach, which combines fundamental research, individual decision making, and unwavering discipline with a long-term investment horizon. Overall, the advisor pursues a contrarian strategy in its attempt to find growth stocks undervalued by the market.

PRIMECAP Management’s rigorous selection process results in a portfolio that is more concentrated than the MSCI US Prime Market 750 Index (the fund’s holdings numbered about 140 as of March 31). The fund is also likely to perform much differently than the benchmark as the advisor strives to surpass it over the long term.

Health care, a mainstay for the fund over the years and its largest sector holding (30% of assets on average) over the recent period, contributed

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
PRIMECAP Core Fund	0.50%	1.20%

The fund expense ratio shown is from the prospectus dated January 25, 2013, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2013, the fund’s annualized expense ratio was 0.50%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Multi-Cap Core Funds.

4

the most to return. Over the past few years, PRIMECAP Management has gradually increased its exposure to the sector––as well as made astute stock choices within it––as long-term trends have produced a favorable environment for the industry.

In the recent period, the fund benefited from both its overall allocation and its specific health care holdings, particularly in the pharmaceutical and biotechnology industries. Large companies in both fields have profited from improved pipelines of new medicines as well as a more favorable regulatory climate at the Food and Drug Administration. Decreasing costs and streamlined operations have further boosted the bottom line.

The fund fared well in technology partly because of the stocks it owned as well as the ones it didn’t own or owned in small amounts.

PRIMECAP Core’s holdings in the software, semiconductor, and communication equipment industries performed well as several companies stirred both investor and customer interest with innovative new products and services.

Conversely, the fund had little exposure to Apple, whose stock dropped about 33% over the period as investors grew concerned about the sustainability of its high-flying growth amid increased competition in the computer and mobile device arenas. (Of course, the fund also missed out on Apple’s historic growth over the past few years.)

The industrial sector was also a significant source of strength. The fund’s industrial stocks increased about 27%, more than any of its other holdings. Its larger exposure relative to the benchmark also boosted performance. Airline and aerospace and defense corporations were among the fund’s top performers.

None of the industry sectors recorded a negative showing for the PRIMECAP Core

Fund, though holdings in the financial, consumer discretionary, and materials sectors trailed the returns of those in the benchmark.

For more about the advisor’s strategy and the fund’s positioning during the six months, please see the Advisor’s Report that follows this letter.

5

Low cost and talent drive successful active management

Investors sometimes ask whether it’s a contradiction that Vanguard, a champion of index investing, offers actively managed mutual funds. To understand how active funds fit into our philosophy, consider for a moment why indexing has proved its mettle: It’s a generally low-cost, tax-efficient way to build a diversified portfolio that lets you keep more of your fund’s returns. Because index funds seek to track the overall market or a segment of it, they typically cost much less to run than funds that are actively managed in an effort to outperform the market. And the less you pay for a fund, the more of its returns come back to you.

The same principle—low cost—drives our approach to active funds. The other essential ingredient is talent. Some wonder how we can afford to hire top active managers when we place such importance on keeping investing costs low. The answer lies in key characteristics of Vanguard’s structure and culture—our mutual ownership, our large scale, a long-term perspective, and a rigorous oversight process, which I lead. (You can read more about our approach in The Case for Vanguard Active Management: Solving the Low-Cost/Top-Talent Paradox? at vanguard.com/research.)

These enduring advantages don’t guarantee outperformance, of course. Even in those cases when an active stock fund outperforms over long periods, it doesn’t necessarily mean that investors earn more than the index results every year—or even every decade. And investors have no way of knowing beforehand which funds will outperform.

But for those willing to accept the greater risks that come with active investing, we believe Vanguard’s combination of talented advisors and low costs can improve the odds.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 17, 2013

6

Advisor’s Report

For the six months ended March 31, 2013, Vanguard PRIMECAP Core

Fund returned 16.79%, exceeding both the 10.68% return of its benchmark, the unmanaged MSCI US Prime Market 750 Index, and the 12.06% average return of its multi-capitalization core fund competitors. Favorable stock selection in the information technology, health care, and industrial sectors were the main reasons for the positive performance.

Investment environment

The economic environment for the past six months was clouded by uncertainty over the fiscal challenges faced by the federal government. Although the passage of the American Taxpayer Relief Act of 2012 in early January averted the tax issues related to the “fiscal cliff,” it only delayed budget sequestration until March, when automatic spending reductions began to take effect. We expect that the federal spending cuts, along with higher payroll and other taxes, will have a negative impact on U.S. economic growth. Meanwhile, Europe continues to face difficulties due to sovereign-debt crises, as evidenced by the recent unconventional bailout of Cyprus.

The stock market shrugged off these challenges, and the S&P 500 returned more than 10% for the period. Continued monetary stimulus by central banks in the United States, Europe, and Japan likely contributed to the strong gains. The U.S. housing market recovery appears to be accelerating, aided by the current low-interest-rate environment. The corporate sector remains an area of strength, with profit margins near all-time highs.

Consumer spending growth has resumed, despite the expiration of the payroll tax holiday at the beginning of 2013.

Management of the fund

Although our focus is on the long term, we are encouraged by the fund’s returns for the past six months. After generally lagging the MSCI US Prime Market 750 Index for two-and-a-half years, results improved dramatically. We remain committed to our investment philosophy, which is to identify companies that, over time, will exceed the market’s expectations.

This strategy has led us to build and maintain significant investments in health care and information technology companies that we believe offer the potential for higher returns than the overall market. As of March 31, 2013, these two sectors made up more than 55% of the fund’s assets (versus about 30% of the MSCI US Prime Market 750 Index). Eight of the ten largest holdings are either health care or information technology stocks.

Information technology

The fund’s IT holdings were the largest contributors to its relative results, returning 14.4%. The standouts were Research In Motion (+93%), Electronic Arts (+40%), Symantec (+37%), and Texas Instruments (+31%). A minimal position in Apple (–33%) relative to the benchmark index also helped.

7

We believe that the fund’s technology companies remain attractively valued. In fact, the price/earnings ratio of the sector relative to the S&P 500 Index is at its lowest level since 1990. Many of these stocks have free cash flow yields of more than 7%, placing them in the index’s top quintile of nonfinancial companies. These metrics appear even more compelling when we consider the strong prospects and growing cash balances that characterize many of the fund’s IT holdings. We maintain the view expressed in previous letters that these companies should benefit as consumers and businesses use computers for an ever-increasing number of tasks, driving growth in demand for semiconductors, computer hardware, software, storage, networking, and technology-driven services such as consulting and data analytics.

Health care

Holdings in health care returned 21.3%. Strong stock selection helped drive results. Some of the fund’s largest positions were among the top contributors to relative returns, including Roche (+29%), Biogen Idec (+29%), Amgen (+23%), Eli Lilly (+22%), and Novartis (+20%).

We remain excited about our health care stocks. Global demographic trends and ongoing innovation should sustain the sector’s growth for the foreseeable future. Aging populations worldwide, along with rising standards of living in emerging markets, should lead to greater demand for its products. As the elderly cohort increases, spending will grow, because older age groups typically consume three times as many health care resources as the general population. In addition, the willingness and ability to spend more should rise in developing nations as household wealth increases.

At the same time, the industry’s considerable investment in research and development over the years is driving the design of new and more effective therapies for many diseases, such as cancer, diabetes, and Alzheimer’s. The precipitous decline in the cost of genetic sequencing is allowing researchers to identify unknown diseases and to rapidly develop therapies that improve the standard of care and save lives.

Increasingly, drugs developed based on genetic research are providing higher cure rates with fewer side effects than conventional treatments.

Other sectors

Positive stock selection and an overweight position in industrials also boosted the fund’s results. European Aeronautic Defence & Space (+61%), Southwest Airlines (+54%), and Honeywell (+28%) were among the biggest contributors.

Underweight positions in energy and telecommunications helped as well.

The fund’s significant underweight position in financials, which led all sectors in the S&P 500 Index with an 18.0% return, hurt relative performance for the period.

This was partially offset by stock selection, mainly Charles Schwab (+40%). Poor stock picks in consumer discretionary and materials also restrained results. Potash Corp. (–9%) was the biggest laggard in

8

the materials sector, and L Brands (–3%) and Bed Bath & Beyond (+2%) were the largest detractors in consumer discretionary.

Outlook

As we assess the remainder of the fiscal year, we are more cautious in our outlook for U.S. equities than we were a year ago. The S&P 500 Index has appreciated significantly and is trading at an all-time high, and we believe valuations are stretched in some segments of the market. We have concerns regarding economic growth, which could pressure revenue and earnings expansion.

Furthermore, the ongoing uncertainties surrounding fiscal and tax policies are discouraging consumers and companies from making investment decisions.

However, stocks remain attractively valued relative to bonds and most other asset classes, increasing the likelihood that net investment flows from bonds and money market funds could support equity prices. From mid-2007 to year-end 2012, domestic stock funds experienced more than $600 billion in net outflows, while bond funds gained more than $1.1 trillion in net inflows. If investors develop a greater tolerance for risk as they seek higher returns, this trend could reverse, leading to higher equity prices. Preliminary estimates indicate that domestic stock funds gained nearly $20 billion in net inflows in the first quarter of 2013, the largest quarterly inflow since the second quarter of 2009.

We are more optimistic about investment opportunities in certain segments of the market. Specifically, valuations in health care and information technology appear attractive. The price/earnings ratios of these sectors relative to the overall S&P 500 Index are below their 15-year averages. Health care is trading in line with the index instead of at its typical 10% premium, and information technology is trading at a 10% discount instead of at its historical 35% premium. But in the second half of 2012, revenue growth rates in these sectors exceeded those of the other eight in the index, each of which is trading above its 15-year average.

PRIMECAP Management Company

April 12, 2013

9

PRIMECAP Core Fund

Fund Profile
As of March 31, 2013

Portfolio Characteristics
			DJ U.S.
		MSCI US	Total
		Prime	Market
		Market	FA
	Fund 750	Index	Index
Number of Stocks	141	752	3,586
Median Market Cap	$46.2B	$50.2B	$40.0B
Price/Earnings Ratio	19.7x	17.4x	18.1x
Price/Book Ratio	3.1x	2.4x	2.3x
Return on Equity	19.1%	17.7%	16.6%
Earnings Growth Rate	11.2%	9.8%	9.6%
Dividend Yield	1.8%	2.1%	2.0%
Foreign Holdings	14.7%	0.0%	0.0%
Turnover Rate
(Annualized)	6%	—	—
Ticker Symbol	VPCCX	—	—
Expense Ratio[1]	0.50%	—	—
30-Day SEC Yield	1.31%	—	—
Short-Term Reserves	3.6%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
		MSCI US	Total
		Prime	Market
		Market	FA
	Fund 750	Index	Index
Consumer Discretionary 10.4%		12.3%	12.4%
Consumer Staples	1.6	10.4	9.5
Energy	4.0	10.7	10.1
Financials	7.9	15.9	17.3
Health Care	31.2	12.3	12.2
Industrials	14.7	10.5	11.1
Information Technology	24.7	17.9	17.4
Materials	4.8	3.7	3.8
Telecommunication
Services	0.0	2.8	2.6
Utilities	0.7	3.5	3.6

Volatility Measures
		DJ U.S.
		Total
	MSCI US	Market
	Prime Market	FA
	750 Index	Index
R-Squared	0.97	0.97
Beta	1.00	0.98
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Amgen Inc.	Biotechnology	5.9%
Roche Holding AG	Pharmaceuticals	4.9
Eli Lilly & Co.	Pharmaceuticals	3.8
Biogen Idec Inc.	Biotechnology	3.2
Google Inc. Class A	Internet Software &
	Services	3.1
Novartis AG	Pharmaceuticals	3.1
Marsh & McLennan Cos.
Inc.	Insurance Brokers	3.0
Johnson & Johnson	Pharmaceuticals	2.6
Texas Instruments Inc.	Semiconductors	2.4
Southwest Airlines Co.	Airlines	2.3
Top Ten		34.3%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 25, 2013, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2013, the annualized expense ratio was 0.50%.

10

PRIMECAP Core Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 9, 2004, Through March 31, 2013

Note: For 2013, performance data reflect the six months ended March 31, 2013.

Average Annual Total Returns: Periods Ended March 31, 2013

	Inception	One	Five	Since
	Date	Year	Years	Inception
PRIMECAP Core Fund	12/9/2004	18.69%	8.39%	8.16%

See Financial Highlights for dividend and capital gains information.

11

PRIMECAP Core Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (96.4%)
Consumer Discretionary (10.1%)
*	CarMax Inc.	1,815,500	75,706
	L Brands Inc.	1,581,300	70,621
	TJX Cos. Inc.	1,450,000	67,787
	Walt Disney Co.	1,070,300	60,793
*	DIRECTV	1,045,788	59,202
	Mattel Inc.	850,000	37,221
	Carnival Corp.	1,048,400	35,960
*	Bed Bath & Beyond Inc.	487,491	31,404
	Whirlpool Corp.	230,000	27,246
^	Sony Corp. ADR	1,208,200	21,113
	VF Corp.	54,470	9,137
	Time Warner Cable Inc.	93,500	8,982
	Lowe’s Cos. Inc.	200,000	7,584
	Nordstrom Inc.	60,000	3,314
	Ross Stores Inc.	49,550	3,004
	Royal Caribbean
	Cruises Ltd.	77,000	2,558
	Macy’s Inc.	53,400	2,234
	Las Vegas Sands Corp.	25,000	1,409
	Hasbro Inc.	13,100	576
			525,851
Consumer Staples (1.5%)
	Kellogg Co.	700,000	45,101
	PepsiCo Inc.	425,000	33,622
	CVS Caremark Corp.	21,000	1,155
			79,878
Energy (3.9%)
	Schlumberger Ltd.	607,100	45,466
	EOG Resources Inc.	213,100	27,292
	Noble Energy Inc.	200,000	23,132
*	Transocean Ltd.	376,500	19,563
	Encana Corp.	909,600	17,701
*	Cameron International
	Corp.	234,550	15,293
	National Oilwell Varco Inc.	205,800	14,560

	Petroleo Brasileiro SA
	ADR Type A	661,400	12,004
	Cabot Oil & Gas Corp.	138,000	9,330
	Cenovus Energy Inc.	270,000	8,367
*	Southwestern Energy Co.	140,000	5,216
*	McDermott
	International Inc.	250,000	2,748
	ExxonMobil Corp.	24,000	2,163
	Noble Corp.	20,000	763
	Petroleo Brasileiro
	SA ADR	30,000	497
			204,095
Financials (7.6%)
	Marsh & McLennan Cos.
	Inc.	4,188,475	159,036
	Charles Schwab Corp.	4,387,500	77,615
*	Berkshire Hathaway Inc.
	Class B	545,000	56,789
	Chubb Corp.	579,700	50,741
	Willis Group Holdings plc	592,900	23,414
	Wells Fargo & Co.	450,000	16,646
	AmericanExpress Co.	108,300	7,306
	Comerica Inc.	116,000	4,170
	CME Group Inc.	39,700	2,437
			398,154
Health Care (30.1%)
	AmgenInc.	3,006,700	308,217
	Roche Holding AG	1,106,400	257,927
	EliLilly & Co.	3,470,600	197,095
*	Biogen Idec Inc.	879,097	169,587
	Novartis AG ADR	2,256,250	160,735
	Johnson & Johnson	1,639,850	133,697
	Medtronic Inc.	2,475,200	116,235
	GlaxoSmithKlineplc ADR	1,117,200	52,408
	AbbottLaboratories	1,113,500	39,329
	Sanofi ADR	646,300	33,013
	AbbVieInc.	744,800	30,373
*	Waters Corp.	304,094	28,557
*	Boston Scientific Corp.	3,632,200	28,368

12

PRIMECAP Core Fund

			Market
			Value
		Shares	($000)
*	IlluminaInc.	211,200	11,405
	Stryker Corp.	45,500	2,968
	Agilent Technologies Inc.	70,000	2,938
*	Cerner Corp.	5,000	474
			1,573,326
Industrials (14.1%)
	Southwest Airlines Co.	8,876,525	119,656
	Honeywell International
	Inc.	1,368,300	103,101
	United Parcel Service Inc.
	Class B	947,500	81,390
	FedEx Corp.	597,475	58,672
	European Aeronautic
	Defence and Space
	Co. NV	897,350	45,737
	Boeing Co.	504,600	43,320
	Union Pacific Corp.	293,950	41,861
	C.H. Robinson
	Worldwide Inc.	529,350	31,475
	ExpeditorsInternational
	of Washington Inc.	843,000	30,103
	Norfolk Southern Corp.	298,000	22,970
	Rockwell Automation Inc.	251,200	21,691
^	RitchieBros Auctioneers
	Inc.	893,300	19,385
	Caterpillar Inc.	196,050	17,050
	PACCAR Inc.	325,000	16,432
*	AECOM Technology Corp.	495,000	16,236
*	Delta Air Lines Inc.	480,000	7,925
	Cummins Inc.	67,000	7,759
	Republic Services Inc.
	Class A	230,935	7,621
	IDEX Corp.	137,000	7,319
*	United Continental
	Holdings Inc.	217,000	6,946
	Babcock & Wilcox Co.	225,000	6,392
	CSX Corp.	225,000	5,542
*	Hertz Global Holdings Inc.	235,300	5,238
	Safran SA	100,000	4,463
*	Jacobs Engineering
	Group Inc.	61,811	3,476
^	Canadian Pacific
	Railway Ltd.	24,030	3,135
	Chicago Bridge &
	Iron Co. NV	30,000	1,863
*	KirbyCorp.	16,000	1,229
	Pentair Ltd.	11,783	622
			738,609
Information Technology (23.9%)
*	Google Inc. Class A	206,100	163,650
	Texas Instruments Inc.	3,595,900	127,583
	Intuit Inc.	1,490,600	97,858

	QUALCOMMInc.	1,200,500	80,373
*	SanDisk Corp.	1,335,216	73,437
	MicrosoftCorp.	2,398,200	68,612
	Oracle Corp.	1,941,700	62,795
*	ElectronicArts Inc.	3,465,800	61,345
	VisaInc. Class A	341,035	57,921
*	FlextronicsInternational
	Ltd.	7,899,300	53,399
*	SymantecCorp.	2,143,500	52,902
*	EMC Corp.	2,062,200	49,266
^	ASML Holding NV	495,400	33,692
	Telefonaktiebolaget
	LM Ericsson ADR	2,354,800	29,670
	Intel Corp.	1,285,600	28,090
	Accenture plc Class A	327,700	24,895
	KLA-TencorCorp.	434,600	22,921
*,^	Research In Motion Ltd.	1,527,100	22,067
*	Adobe Systems Inc.	503,000	21,886
	AppliedMaterials Inc.	1,475,700	19,892
	AlteraCorp.	542,200	19,232
	Corning Inc.	1,425,000	18,995
	Motorola Solutions Inc.	252,000	16,136
	Activision Blizzard Inc.	575,000	8,378
	AppleInc.	17,000	7,525
	NVIDIA Corp.	540,000	6,923
	Hewlett-Packard Co.	197,000	4,696
	Mastercard Inc. Class A	8,300	4,491
	CiscoSystems Inc.	150,000	3,136
	International Business
	Machines Corp.	10,000	2,133
	Analog Devices Inc.	30,000	1,395
	XilinxInc.	34,300	1,309
			1,246,603
Materials (4.6%)
	Monsanto Co.	770,350	81,372
	Potash Corp. of
	Saskatchewan Inc.	1,138,500	44,686
	Newmont Mining Corp.	630,000	26,391
	Cabot Corp.	750,000	25,650
	Praxair Inc.	229,700	25,621
	EI du Pont de Nemours
	& Co.	210,000	10,323
	Dow Chemical Co.	300,000	9,552
	Greif Inc. Class A	130,000	6,971
	International Paper Co.	100,000	4,658
*	Crown Holdings Inc.	100,000	4,161
	Greif Inc. Class B	36,500	2,048
			241,433

13

PRIMECAP Core Fund

		Market
		Value
	Shares	($000)
Utilities (0.6%)
Public Service Enterprise
Group Inc.	488,393	16,771
ExelonCorp.	259,500	8,948
NextEra Energy Inc.	56,700	4,405
Edison International	35,800	1,801
AES Corp.	100,000	1,257
FirstEnergyCorp.	12,000	506
		33,688
Total Common Stocks
(Cost $3,275,548)		5,041,637
Temporary Cash Investment (4.4%)
Money Market Fund (4.4%)
[1,2] Vanguard Market Liquidity
Fund, 0.147%
(Cost $228,220)	228,220,000	228,220
Total Investments (100.8%)
(Cost $3,503,768)		5,269,857
Other Assets and Liabilities (-0.8%)
Other Assets		16,179
Liabilities[2]		(58,883)
		(42,704)
Net Assets (100%)
Applicable to 309,372,603 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		5,227,153
Net Asset Value Per Share		$16.90

At March 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	3,339,892
Undistributed Net Investment Income	5,818
Accumulated Net Realized Gains	115,300
Unrealized Appreciation (Depreciation)
Investment Securities	1,766,089
Foreign Currencies	54
Net Assets	5,227,153

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $37,880,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
2 Includes $38,753,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

14

PRIMECAP Core Fund

Statement of Operations

SixMonths Ended
March 31, 2013
($000)
Investment Income
Income
Dividends[1]	55,566
Interest[2]	86
Security Lending	196
Total Income	55,848
Expenses
Investment Advisory Fees—Note B	7,472
The Vanguard Group—Note C
Management and Administrative	4,163
Marketing and Distribution	331
Custodian Fees	37
Shareholders’ Reports	24
Trustees’ Fees and Expenses	7
Total Expenses	12,034
Net Investment Income	43,814
Realized Net Gain (Loss)
Investment Securities Sold	115,630
Foreign Currencies	(53)
Realized Net Gain (Loss)	115,577
Change in Unrealized Appreciation (Depreciation)
Investment Securities	597,436
Foreign Currencies	(39)
Change in Unrealized Appreciation (Depreciation)	597,397
Net Increase (Decrease) in Net Assets Resulting from Operations	756,788
1 Dividends are net of foreign withholding taxes of $2,322,000.
2 Interest income from an affiliated company of the fund was $86,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

PRIMECAP Core Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	43,814	65,304
Realized Net Gain (Loss)	115,577	139,260
Change in Unrealized Appreciation (Depreciation)	597,397	735,627
Net Increase (Decrease) in Net Assets Resulting from Operations	756,788	940,191
Distributions
Net Investment Income	(79,568)	(55,432)
Realized Capital Gain	(81,710)	—
Total Distributions	(161,278)	(55,432)
Capital Share Transactions
Issued	132,886	165,417
Issued in Lieu of Cash Distributions	144,815	49,692
Redeemed[1]	(348,456)	(742,140)
Net Increase (Decrease) from Capital Share Transactions	(70,755)	(527,031)
Total Increase (Decrease)	524,755	357,728
Net Assets
Beginning of Period	4,702,398	4,344,670
End of Period[2]	5,227,153	4,702,398
1 Net of redemption fees for fiscal 2012 of $90,000. Effective May 23, 2012, the redemption fee was eliminated.
2 Net Assets—End of Period includes undistributed net investment income of $5,818,000 and $41,625,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

PRIMECAP Core Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.98	$12.37	$12.51	$11.42	$11.41	$14.03
Investment Operations
Net Investment Income	.146	.206	.145	.133[1]	.097	.138[2]
Net Realized and Unrealized Gain (Loss)
on Investments	2.301	2.567	(.143)	1.051	.030	(2.417)
Total from Investment Operations	2.447	2.773	.002	1.184	.127	(2.279)
Distributions
Dividends from Net Investment Income	(.260)	(.163)	(.142)	(.094)	(.117)	(.110)
Distributions from Realized Capital Gains	(.267)	—	—	—	—	(.231)
Total Distributions	(.527)	(.163)	(.142)	(.094)	(.117)	(.341)
Net Asset Value, End of Period	$16.90	$14.98	$12.37	$12.51	$11.42	$11.41

Total Return[3]	16.79%	22.55%	-0.10%	10.39%	1.45%	-16.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,227	$4,702	$4,345	$4,569	$4,245	$3,253
Ratio of Total Expenses to
Average Net Assets	0.50%	0.50%	0.51%	0.51%	0.54%	0.50%
Ratio of Net Investment Income to
Average Net Assets	1.79%	1.39%	1.01%	1.09%[1]	1.10%	1.12%[2]
Portfolio Turnover Rate	6%	10%	9%	8%	5%	9%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.019 and 0.15%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.
2 Net investment income per share and the ratio of net investment income to average net assets include $.027 and 0.23%, respectively, resulting from a special dividend from ASML Holding NV in October 2007.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

17

PRIMECAP Core Fund

Notes to Financial Statements

Vanguard PRIMECAP Core Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and for the period ended March 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted on the next business day. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

18

PRIMECAP Core Fund

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2013, the investment advisory fee represented an effective annual rate of 0.31% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2013, the fund had contributed capital of $644,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.26% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,712,397	329,240	—
Temporary Cash Investments	228,220	—	—
Total	4,940,617	329,240	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2013, the fund realized net foreign currency losses of $53,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At March 31, 2013, the cost of investment securities for tax purposes was $3,503,768,000. Net unrealized appreciation of investment securities for tax purposes was $1,766,089,000, consisting of unrealized gains of $1,845,607,000 on securities that had risen in value since their purchase and $79,518,000 in unrealized losses on securities that had fallen in value since their purchase.

19

PRIMECAP Core Fund

F. During the six months ended March 31, 2013, the fund purchased $139,564,000 of investment securities and sold $440,511,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2013	September 30, 2012
	Shares	Shares
	(000)	(000)
Issued	8,514	11,732
Issued in Lieu of Cash Distributions	9,674	3,662
Redeemed	(22,722)	(52,603)
Net Increase (Decrease) in Shares Outstanding	(4,534)	(37,209)

H. In preparing the financial statements as of March 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Six Months Ended March 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Core Fund	9/30/2012	3/31/2013	Period
Based on Actual Fund Return	$1,000.00	$1,167.89	$2.70
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.44	2.52

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.50%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

Trustees Approve Advisory Agreement

The board of trustees of Vanguard PRIMECAP Core Fund has renewed the fund’s investment advisory agreement with PRIMECAP Management Company (PRIMECAP Management). The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to equity investing. Five experienced portfolio managers are responsible for separate sub-portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term potential overlooked by the market and whose stock is trading at attractive valuation levels. The firm has managed the fund since the fund’s inception.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

23

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

24

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

25

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U.S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001. [2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services);
(diversified manufacturing and services), Hewlett-
Packard Co. (electronic computer manufacturing),	Director of SKF AB (industrial machinery), the Lumina

Foundation for Education, and Oxfam America;	Executive Officers
Chairman of the Advisory Council for the College of
Arts and Letters and Member of the Advisory Board to	Glenn Booraem
the Kellogg Institute for International Studies at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	Founder
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12202 052013

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FENWAY FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FENWAY FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: May 17, 2013
VANGUARD FENWAY FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: May 17, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.